Refundable Research Development and Income Taxes	12 Months Ended
Dec. 31, 2017
Text Block [Abstract]
Refundable Research Development and Income Taxes

10. Refundable Research Development and Income Taxes

The Company earns non-income related refundable Australian research and development credits that are settled and paid to the Company annually.  The associated income from the credits are an offset to research and development expenses.

The Company’s income tax provision is computed based on the federal statutory rate and the average state statutory rates, net of the related federal benefit. For the years ended December 31, 2016 and 2017, there was no current or deferred income tax expense or benefit due to the Company’s net losses and increases in its deferred tax asset valuation allowance.

The Company’s effective income tax provision differs from the amount calculated using the statutory U.S. federal income tax rate, principally due to the following:

	Year Ended December
	2017		2016		2015
	Amount	Percentage of income before income taxes	Amount	Percentage of income before income taxes	Amount	Percentage of income before income taxes
Statutory U.S. federal income tax	$(17,852,133)	35.0%	$(9,222,377)	34.0%	$(15,815,425)	34.0%
State income taxes, net of federal benefit	(1,634,924)	3.3	(992,768)	3.5	(685,158)	1.5
Change in valuation allowances	11,176,291	(20.8)	12,923,538	(46.4)	6,932,927	(14.9)
Re-measurement of deferred taxes	15,659,916	(31.9)	—	—	—	—
Tax credits	(3,316,729)	7.7	(2,933,836)	10.8	(488,588)	1.1
Acquisition Accounting	—	—	—	—	9,005,240	(19.4)
Permanent and other	(4,032,421)	6.7	225,443	(1.9)	1,051,004	(2.3)
Effective income tax provision	$—	—%	$—	—%	$—	—%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2016	2017
Deferred tax assets:
Accrual to cash adjustment	$914,627	$345,623
Intangible assets	41,166	23,543
Share-based compensation	1,000,887	1,826,372
Contribution carryforwards	23,371	24,465
Net operating loss carryforwards	22,704,142	30,699,411
Research and development credits	1,842,200	3,357,291
Orphan drug credits	3,502,686	4,928,666
Total deferred tax assets	30,029,079	41,205,371
Less valuation allowance	(30,029,079)	(41,205,371)
Net deferred tax assets	$—	$—

At December 31, 2016 and December 31, 2017, the Company had approximately $60,214,000 and $118,843,000, respectively, of net operating loss carryforwards. The Company also had $8,285,957 of federal research and development tax credit carryforwards as of December 31, 2017. The net operating loss and research and development tax credit carryforwards begin to expire in 2024.

The net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the IRC, respectively, as well as similar state provisions.

Under Section 382 of the Internal Revenue Code, as amended (“Section 382”), the Company’s net operating loss carryforwards (“NOLs”) and other deferred tax assets can generally be used to offset future taxable income and therefore reduce federal income tax obligations. However, the Company's ability to use its NOLs would be limited if there was an “ownership change” as defined by Section 382. This would occur if shareholders owning (or deemed to own under the tax rules) 5% or more of the Company's common stock increase their aggregate ownership of the common stock of the Company by more than 50 percentage points over a defined period of time.  The Company had an ownership change on September 8, 2015.  As a result, a portion of the NOL and tax credit carryforwards are subject to an annual utilization limitation.

The deferred tax asset includes approximately $30.7 million of NOLs and $8.3 million of research & development tax credit carryforwards. Of the $30.7 million of NOLs, approximately $12.3 million is limited under Section 382.  Of the $8.3 million tax credit carryforwards, approximately $1.9 million is limited under Section 383.  Subsequent ownership changes may further affect the limitation in future years.

Our estimate of the realizability of the deferred tax asset is dependent on our estimate of projected future levels of taxable income. In analyzing future taxable income levels, we considered all evidence currently available, both positive and negative. Based on our analysis, we have recorded a valuation allowance for all deferred tax assets as of December 31, 2016 and 2017.

Tax Act Enactment

On December 22, 2017, the U.S. government enacted comprehensive federal tax legislation commonly referred to as the Tax Cuts and Jobs Act of 2017 (the "Tax Act"). The Tax Act significantly modifies the U.S. corporate income tax system by, among other things, reducing the federal income tax rate from 35% to 21% beginning in 2018, imposing a mandatory one-time deemed repatriation tax on accumulated foreign earnings and creating a territorial tax system that changes the manner in which future foreign earnings are subject to U.S. tax.  The Tax Act also provides that undistributed and previously untaxed post-1986 foreign earnings will be deemed distributed in 2017 and be subject to tax at reduced effective rates (the “Transition Tax”). The Company has a net cumulative deficit in earnings and profits from its foreign subsidiaries and, consequently, will not be subject to the Transition Tax. The company re-measured certain net deferred tax assets and liabilities based on the tax rates at which they are expected to reverse in the future. The total impact to the gross deferred tax asset balance (before valuation allowance) upon enactment of the Tax Act is $16 million, As there is a valuation allowance recorded for all deferred tax assets as of December 31, 2017, there was no impact to the net deferred tax assets balance. The estimated impacts of the Tax Act recorded during the year ended December 31, 2017 are provisional in nature, and the Company will continue to assess the impact of the U.S. Tax Reform Act and will record adjustments through the income tax provision in the relevant period as authoritative guidance is made available to the public.

The Company has generated research credits and orphan drug credits but has not conducted a detailed study to document its qualified activities. A detailed study could result in an adjustment to the Company’s research and development credit carryforwards; however, until such a study is completed and any adjustment is identified, no amounts are being presented as an uncertain tax position.

The Company does not have any unrecognized tax benefits during any periods presented and does not expect this to significantly change in the next twelve months.

There were no interest and penalties recorded in the statement of operations during any period and no amounts accrued for interest and penalties at December 31, 2017, or 2016.

The Company files income tax returns in the U.S. federal jurisdiction, and applicable state jurisdictions. The Company’s 2014 through 2017 tax years remain open and subject to examination by federal and state taxing authorities. Federal and state net operating losses are subject to review by taxing authorities in the year utilized.